ONE LIBERTY PROPERTIES, INC.
                               60 CUTTER MILL ROAD
                                    Suite 303
                           Great Neck, New York 11021
                                 (516) 466-3100
                                   ------------
                    Notice of Annual Meeting of Stockholders

                                  June 11, 2001
                             9:00 a.m., Eastern Time
                                    Suite 303
                               60 Cutter Mill Road
                             Great Neck, N.Y. 11021
                                 -----------

                                     AGENDA

         1. To elect three Directors to hold office for a term expiring in 2004.

         2. To approve an amendment to the 1996 Stock Option Plan to increase the number of shares available under the 1996 Stock Option Plan by 100,000 shares.

         3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2001.

         4. To transact any other business properly brought before the meeting.

         Holders of record at the close of business on April 20, 2001 will be entitled to vote at the meeting and any adjournment thereof.

         To assure that your vote will be counted, please complete, date and sign the enclosed proxy and return it in the enclosed prepaid envelope, whether or not you plan to attend the meeting. Registered holders can also vote by telephone by calling 1-800-PROXIES (776-9437) or via the Internet by accessing www.voteproxy.com. Telephone and internet voting information is provided on the proxy card. Your proxy may be revoked in the manner described in the accompanying Proxy Statement at any time before it has been voted at the meeting.

                                   By Order of the Board of Directors




                                   Mark H. Lundy, Secretary


Dated:  April 26, 2001

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                            NO.
                                                                           -----
General                                                                      1

Questions and Answers About the Meeting                                      1

Election of Directors                                                        3

      Nominees for Election to serve until the 2004 Annual Meeting           4
      Directors to Continue in Office until the 2002 Annual Meeting          4
      Directors to Continue in Office until the 2003 Annual Meeting          4
      Directors' Meetings; Committees of the Board                           5
      Compliance with Section 16(a) of the Securities Exchange Act of 1934   5

Principal Stockholders                                                       6

Security Ownership of Directors and Officers                                 7

Executive Compensation                                                       8
      Report of the Compensation Committee of the Board of Directors
         on Executive Compensation                                           8
      Summary Compensation Table                                            10
      One Liberty Pension Plan                                              11
      Stock Option Information                                              11
      Options Granted in 2000                                               11
      Stock Options Exercised and Fiscal Year End Option Values in 2000     12

Performance Graph                                                           12

Approval of Amendment to Increase Shares Under the 1996 Stock Option Plan   13

Certain Relationships and Related Transactions                              16

Ratification of Ernst & Young LLP as Independent Auditors                   17

Report of the Audit Committee                                               17

Disclosure of Auditor Fees                                                  18

Additional Information                                                      18

Appendix A - Audit Committee Charter                                        19

                           ONE LIBERTY PROPERTIES, INC.
                               60 CUTTER MILL ROAD
                                    Suite 303
                           Great Neck, New York 11021
                                  --------------

                                 Proxy Statement
                          For Annual Meeting to be Held
                                  June 11, 2001
                                   -----------
                                     GENERAL

Our Board of Directors is furnishing you this proxy statement to solicit proxies on its behalf to be voted on at the 2001 Annual Meeting of Stockholders of One Liberty Properties, Inc. (the "Company"). The Meeting will be held at the offices of the Company, Suite 303, 60 Cutter Mill Road, Great Neck, N.Y. on June 11, 2001 at 9:00 a.m., eastern time. The proxies may also be voted at any adjournments or postponements of the Meeting.

The mailing address of our principal executive offices is Suite 303, 60 Cutter Mill Road, Great Neck, N.Y. 11021. We are first sending the proxy materials to stockholders on April 26, 2001.

All properly executed proxies, and all properly completed proxies submitted by telephone or by the Internet, that are delivered pursuant to this solicitation will be voted at the Meeting in accordance with the directions given on the proxy, unless the proxy is revoked before the Meeting.

                                ABOUT THE MEETING

Q:  What is the purpose of the Annual Meeting?

A: At the Company's Annual Meeting, stockholders will vote on the matters listed in the accompanying notice of meeting; namely the election of three directors (Joseph A. Amato, Jeffrey A. Gould and Matthew J. Gould), approval of an amendment to the Company's 1996 Stock Option Plan to increase the number of shares of Common Stock available under the 1996 Stock Option Plan by 100,000 shares, ratification of the appointment of the Company's independent auditors (Ernst & Young LLP) for 2001, and such other matters as may properly come before the meeting.
------------------------------------------------------------------------
Q:  Who is entitled to vote?

A: The Company is mailing this Proxy Statement on or about April 26, 2001 to its stockholders of record on April 20, 2001 ("Record Date"). Stockholders as of the close of business on the Record Date are entitled to vote their shares of Common Stock and $16.50 Cumulative Convertible Preferred Stock held on that date. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Preferred Stock is entitled to one-half vote. The Common Stock and Preferred Stock (collectively the "Voting Stock") will vote together as a single class. As of the Record Date there were outstanding and entitled to vote at the meeting 3,015,769 shares of Common Stock and 648,058 shares of Preferred Stock.
------------------------------------------------------------------------
Q:  How do I vote?

A: If you complete, sign and date the accompanying proxy card and return it in the prepaid envelope, your shares will be voted confidentially and according to your instructions. If you do not mark any selections but return the signed proxy card, your shares will be voted by the proxy in favor of the three nominees for election as directors and for the two proposals. The proxy of a stockholder who is a participant in the Company's Dividend Reinvestment Plan will also serve as an instruction to vote the shares held for the account of the participant in the manner indicated on the proxy card. Registered holders (those who hold shares directly rather than through a bank or broker) can simplify their voting by calling 1-800-PROXIES (776-9437) or by accessing the Internet website www.voteproxy.com. Telephone voting information and internet voting information is provided on the proxy card. If you do vote by telephone or via the internet, it is not necessary to return your proxy card. If you attend the meeting, you may deliver your completed proxy or vote in person.

If a stockholder wishes to name as a proxy someone other than the proxies named on the proxy card, he or she may do so by crossing out the name of the designated proxies and inserting the name of another person. In that case it will be necessary to sign the proxy card and deliver it to the person so named and for the person so named to be present at and vote at the meeting. Proxy cards so marked should not be mailed to the Company or American Stock Transfer and Trust Company.
------------------------------------------------------------------------

Q:  What does it mean if I get more than one proxy card?

A: It indicates that your shares are registered differently and are held in more than one account. You should complete, sign, date and return all proxy cards or vote all shares by telephone voting or via the internet in order that all of your shares are voted. We encourage you to have as many accounts as possible registered in the same name and address. You may do this by calling our transfer agent, American Stock Transfer and Trust Company at (800) 937-5449.
------------------------------------------------------------------------

Q:  Who will count the vote?

A: Representatives of American Stock Transfer and Trust Company will tabulate the votes and act as inspector of elections.
------------------------------------------------------------------------

Q:  Can I revoke my proxy before it is exercised?

A: A stockholder who holds stock in his or her name may revoke a proxy with a later dated, properly executed proxy or written revocation delivered to the Company's Secretary at any time before the polls for the meeting are closed. The proxy holders' powers may also be suspended if you attend the meeting and notify the Secretary at the meeting that you would like to change your vote or vote in person. A stockholder who holds stock in a brokerage account must contact the broker and comply with the broker's procedures if he or she wants to revoke or change the instructions that the stockholder returned to the broker. Attendance at the meeting will not automatically revoke a previously granted proxy.
------------------------------------------------------------------------

Q:  What constitutes a quorum?

A: A quorum is the presence in person or by proxy of stockholders holding a majority of the voting power of the Company. Abstentions and withhold-authority votes will be included for purposes of determining a quorum and for purposes of calculating the vote, but will have the same effect as a vote against the proposal. Broker non-votes will be included for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote.
------------------------------------------------------------------------

Q:  How many votes does it take to approve the items to be voted upon?

A: Directors are elected by the affirmative vote of a plurality of the voting power of the Company present at the meeting in person or by proxy. This means that assuming a quorum is present at the meeting, the three director nominees will be elected if they receive a majority of the votes cast for directors. The affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the meeting is needed to approve the amendment to the Company's 1996 Stock Option Plan and to ratify the appointment of Ernst & Young LLP.
------------------------------------------------------------------------

Q:  Who is soliciting my vote and who pays the cost?

A: Our Board of Directors is soliciting votes for the meeting and the Company is paying the entire cost of the solicitation, including preparing and mailing this Proxy Statement. The Company will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses in sending proxy materials to the beneficial owners of shares of Common Stock and Preferred Stock. Proxies may also be solicited personally, by mail, by telephone, by facsimile or by telegraph, by the directors, officers or other employees of the Company, without remuneration other than regular compensation.
------------------------------------------------------------------------

Q:  When are stockholder proposals due for the year 2002 Annual Meeting?

A: If a stockholder wants a proposal to be included in the Company's Proxy Statement for the 2002 Annual Meeting of Stockholders, the proposal, in writing and addressed to the Company's Secretary, must be received by the Company no later than December 27, 2001. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement in accordance with applicable regulations governing the solicitation of proxies.
------------------------------------------------------------------------
Q:  What other information about One Liberty is available?

A: The Company's stockholders can call (516) 466-3100 or write to the Company at 60 Cutter Mill Road, Great Neck, NY 11021, Attention: Secretary to request a copy of our Annual Report on Form 10-K. This and other important information about the Company is also available on the Company's web site which can be accessed at www.1liberty.com. The Company's Annual Report to Stockholders accompanies this Proxy Statement.

                              ELECTION OF DIRECTORS
                                    (Item 1)

     The number of directors is currently established at eight directors divided into three classes. Each class is elected to serve a three year term and classes are elected on a staggered basis. The Board of Directors proposes that Joseph A. Amato, Jeffrey A. Gould and Matthew J. Gould each be elected for a term of three years and until their successors are duly elected and qualified. Biographical information for each of the nominees is provided on page 4.

     It is not contemplated that any of the nominees will be unable to stand for election. Should any nominee become unavailable for election, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee nominated by the Board of Directors.

     If any director is unable to serve his full term, the Board, by majority vote of the directors then in office, may designate a substitute. The director chosen by the Board shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been elected expires.

     The affirmative vote of a plurality of the voting power of the Company present in person or represented by proxy at the Annual Meeting is required for the election of each nominee for director. The Board of Directors recommends a vote FOR the election of Joseph A. Amato, Jeffrey A. Gould and Matthew J. Gould as directors. Unless otherwise specified, the proxies received will be voted for the election of the listed nominees.

         The following table sets forth certain information, as to the nominees for director and directors whose terms will continue after the Annual Meeting.



                                     Principal Occupation For The Past
                                     Five Years and other Directorships
Name and Age                            or Significant Affiliations
------------                         ----------------------------------
Nominees for election to serve until the 2004 Annual Meeting

Joseph A. Amato     Director of the Company since June 1989; Real estate develo-
64 Years            per; Managing Partner of the Kent Companies.

Jeffrey A. Gould    Director of the Company since December, 1999;  Senior Vice
35 Years            President of the Company; Trustee,  President  and  Chief
                    Operating Officer of BRT Realty Trust; Senior Vice President of Georgetown Partners, Inc.

Matthew J. Gould    Director of the Company since December, 1999; President and
41 Years            Chief Executive Officer of the Company from June,1989 to
                    December, 1999 and a Senior Vice President of the Company since December,1999; President of Georgetown Partners, Inc.;
                    Senior Vice President of BRT Realty Trust.

To continue in office until the 2002 Annual Meeting

Marshall Rose       Director of the Company  since  June 1989;  Real estate de-
64 Years            veloper; Chairman of The Georgetown Group, Inc.; Director of
                    Estee Lauder, Inc.; Chairman Emeritus of the New York Public
                    Library; Vice Chairman of the Board of Lincoln Center for the Performing Arts.

Charles Biederman   Director of the Company since June 1989; Real estate develo-
67 Years            per; Vice President of Sunstone Hotel Management, Inc.

To continue in office until the 2003 Annual Meeting

James J. Burns      Senior Vice President and Chief Financial Officer of
61 Years            Wellsford Real Properties, Inc. from October, 1999 to the
                    present; Partner of Ernst & Young LLP, certified public accountants from June 1, 1995 to September 30, 1999;
                    Director of Cedar Income Fund Ltd.

Fredric H. Gould    Chairman of the Board of the Company since June 1989 and
65 Years            Chief  Executive  Officer  since  December,  1999;  General
                    Partner of Gould Investors L.P., a limited partnership engaged in real estate ownership, and Chairman of Georgetown
                    Partners,  Inc.,  the  managing  general  partner  of Gould
                    Investors L.P.; Chairman  of the Board and Chief  Executive
                    Officer of BRT Realty Trust and President of REIT Management
                    Corp., advisor to BRT Realty Trust; Director of East Group
                    Properties, Inc.; Director of Yonkers Financial Corp., the holding company for the Yonkers Savings and Loan
                    Association, F.A.

Arthur Hurand       Director of the Company since  June 1989; Private investor;
84 Years            Trustee of BRT Realty Trust.

Fredric H. Gould is the father of Jeffrey A. Gould and Matthew J. Gould.

Directors' Meetings; Committees of the Board

         The Company's Board of Directors generally holds quarterly meetings. When appropriate, directors take action by unanimous consent. In 2000 the Board of Directors held three meetings and transacted business on one occasion by unanimous consent. Each director of the Company attended all of the meetings of the Board of Directors of the Company during 2000 except that Joseph A. Amato and Marshall Rose each missed one meeting. Each independent non-employee director was paid an annual retainer of $10,000 for services as a director in 2000.

         Messrs. James J. Burns, Charles Biederman and Joseph A. Amato constitute the Company's Audit Committee and the Company's Compensation Committee. The Audit Committee reviews the Company's annual financial statements, the adequacy of accounting and financial controls, the Company's real estate investment trust, the quarterly financial statements, status and the selection and services of the Company's independent auditors. The Compensation Committee is responsible for setting and administering the policies which govern compensation for executive officers and for administering all aspects of the Company's Stock Option Plans. The Audit Committee held three meetings in 2000 and the Compensation Committee held one meeting in 2000.

         The Company does not have a nominating committee or any committee performing similar functions.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires executive officers and directors, and persons who beneficially own more than 10% of the Company's shares, to file Initial Reports of Ownership and Reports of Changes in Ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company prepares and files the requisite forms on behalf of its executive officers and directors. Based on a review of information supplied to the Company by its executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with in 2000.

                             PRINCIPAL STOCKHOLDERS

         The table below indicates those persons management believes to be beneficial owners of more than 5% of the voting power of the Company as of the Record Date.

                              NUMBER OF SHARES OF        PERCENT OF  PERCENT OF
NAME AND ADDRESS           STOCK BENEFICIALLY OWNED         STOCK   VOTING POWER
----------------           ------------------------         -----   ------------

Gould Investors L.P. (1)
60 Cutter Mill Road
Great Neck, NY  11021        542,397 Common                 17.4        15.7

Fredric H. Gould (1)
60 Cutter Mill Road        1,009,114 Common  (2) (4)        32.3        29.4
Great Neck, NY 11021           7,772 Preferred (2)           1.2

Matthew J. Gould (1)
60 Cutter Mill Road          704,886  Common (3) (4)        22.6        20.6
Great Neck, NY 11021           8,900  Preferred (3)          1.4

-------------
(1) Fredric H. Gould is a general partner of Gould Investors L.P. and the sole shareholder, sole director and Chairman of the Board of the corporate managing general partner of Gould Investors L.P. Matthew J. Gould is President of the corporate managing general partner of Gould Investors L.P.

(2) Includes 232,359 shares of Common Stock owned directly, 542,397 shares of Common Stock owned by Gould Investors L.P. and 222,920 shares of Common Stock owned by entities and trusts over which Mr. Gould has sole or shared voting and dispositive power. Includes 272 shares of Preferred Stock owned by trusts over which Mr. Gould has shared voting and dispositive power. Does not include 47,566 shares of Common Stock and 2,800 shares of Preferred Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(3) Includes 132,024 shares of Common Stock owned directly, 17,527 shares of Common Stock owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest), and 542,397 shares of Common Stock owned by Gould Investors L.P. With respect to the Preferred Stock, 6,700 shares are owned directly and 2,200 shares are owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest). Does not include 3,552 shares of Common stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(4) Includes all currently exercisable options and options which are exercisable within 60 days.

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table shows the Common Stock and Preferred Stock ownership of the Company's directors and executive officers named in the Summary Compensation Table and the directors and executive officers of the Company as a group as of the Record Date.


                                          Common Stock       Preferred Stock             Exercisable           Percent
NAME                                         Owned               Owned                    Options          of Voting Power
----                                         -----               -----                    -------          ---------------

Joseph A. Amato                                 0                     0                         0                 -
James J. Burns                                  0                     0                         0                 -
Charles Biederman                           5,000                     0                         0                 *
Jeffrey Fishman (6)                        13,200                     0                     1,063                 *
Fredric H. Gould (1) (2) (6)              997,676                 7,772                    11,438              29.4
Jeffrey A. Gould (3) (6)                  116,058                 4,002                    12,938               3.8
Matthew J. Gould (1) (4) (6)              691,948                 8,900                    12,938              20.6
Arthur Hurand                              45,932                     0                         0               1.3
Marshall Rose (5)                         158,769                     0                         0               4.6
Directors and officers as a group       1,618,961                35,024                   104,750              50.6
(17 individuals) (6)

* Less than 1%
------------



(1) Fredric H. Gould is a general partner of Gould Investors L.P. and sole stockholder, sole director and Chairman of the Board of the corporate managing general partner of Gould Investors L.P. Matthew J. Gould is President of the corporate managing general partner of Gould Investors L.P. Gould Investors L.P. owns 542,397 shares of Common Stock of the Company.

(2) Includes 232,359 shares of Common Stock owned directly, 542,397 shares of Common Stock owned by Gould Investors L.P. and 222,920 shares of Common Stock owned by entities and trusts over which Mr. Gould has sole or shared voting and dispositive power. Includes 272 shares of Preferred Stock owned by trusts over which Mr. Gould has shared voting and dispositive power. Does not include 47,566 shares of Common Stock and 2,800 shares of Preferred Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(3) Includes 110,646 shares of Common Stock and 3,137 shares of Preferred Stock owned directly and 5,412 shares of Common Stock and 865 shares of Preferred Stock owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest). Does not include 2,228 shares of Common Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(4) Includes 132,024 shares of Common Stock owned directly, 17,527 shares of Common Stock owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest) and 542,397 shares of Common Stock owned by Gould Investors L.P. With respect to the Preferred Stock, 6,700 shares are owned directly and 2,200 shares are owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest). Does not include 3,552 shares of Common Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(5) Includes 23,148 shares of Common Stock owned directly and 135,621 shares of Common Stock owned by entities and trusts over which Mr. Rose has sole or shared voting and dispositive power.

(6) Includes all currently exercisable options and options which are exercisable within 60 days.


                             EXECUTIVE COMPENSATION

Report of the Compensation Committee of the Board of Directors on Executive Compensation

         The Compensation Committee is composed of three independent non-employee directors. The Compensation Committee is responsible for advising management and the Board of Directors on matters pertaining to compensation arrangements for executive employees, and also is responsible for administration of the Company's stock option plans.

         In 2000 the only officers who were compensated directly by the Company were Jeffrey Fishman, President and Chief Operating Officer, and Lawrence Ricketts, Vice President, Acquisitions. Other officers of the Company were on the payroll of Gould Investors L.P. (or other affiliated entities) and pursuant to a shared services arrangement between the Company, Gould Investors L.P. and other affiliated entities, payroll expenses were allocated to the Company based on the time devoted by the executive to the affairs of the Company in comparison to the time devoted by the executive to the affairs of the other entities which participate in the sharing arrangement. The allocation for payroll expenses of all executive officers of the Company was $182,590 in the aggregate in 2000 and did not exceed $100,000 as to any executive officer.

Compensation of Chief Executive Officer

         Fredric H. Gould, Chairman of the Board and Chief Executive Officer of the Company does not receive any compensation from the Company, except for stock option grants.

Compensation Overview

         The Compensation Committee has determined that the annual compensation of executive officers will be composed of two elements: (i) an annual base salary and annual bonus; and (ii) a long term component made up of stock options.

Annual Component: Base Salary and Bonus

         Base salaries are determined based upon comparables in the real estate investment trust community. The determination by the Compensation Committee of base compensation is subjective in nature and is not based on any structured formula. In determining compensation, in addition to looking at compensation arrangements in the industry, the Committee takes into account the diligence and expertise which the executive officer demonstrates in managing the business affairs of the Company, and the Compensation Committee examines, among other things, the asset size of the Company, growth in the Company's asset base, gross revenues, operating income, funds from operations, cash distributions paid to common stockholders and the market price of the Company's Common Stock. None of these factors individually will be determinative, but the Compensation Committee will examine these measures to arrive at the base annual compensation of the executive officers. In connection with his election as President and Chief Operating Officer of the Company on December 6, 1999, the Compensation Committee, based on negotiations between the executive officers of the Company and Jeffrey Fishman, approved annual compensation for Mr. Fishman for the 2000 fiscal year of $200,000. The Compensation Committee's determination was based in a significant part on comparables in the real estate investment community and the responsibilities of Mr. Fishman.

         With respect to annual bonuses, the determination by the Compensation Committee is subjective in nature and is not based on any structured plan or formula. The Committee will analyze the Company's progress and success in each year taking into consideration, among other things, success of the Company's property acquisition program, revenues and the increase thereof, net income, funds from operations, cash distributions to common stockholders and market price of the Company's securities and will determine the appropriateness and amount of a bonus, if any.

Long Term Compensation: Stock Options

         Stock options are granted periodically to provide incentive for the creation of shareholder value over the long term, since the full benefit of compensation provided for under stock options cannot be realized unless there is an appreciation in the price of the Company's shares of Common Stock over a number of years. Under the Company's stock option plans, options are granted at an exercise price equal to the fair market value of the Common Stock of the Company on the date of grant and are exercisable over a number of years (commencing six months after the date of grant), in increments of 25% per year on a cumulative basis. Stock options are the only form of long term incentive currently used by the Company.

         Since the Compensation Committee believes that the grant of options is a valuable tool in providing incentive to executive officers (as well as to employees) for the creation of shareholder value, options are granted annually.

                                    Respectfully submitted,
                                    Compensation Committee
                                    Joseph A. Amato
                                    Charles Biederman
                                    James J. Burns

Summary Compensation Table

            The following summary compensation table includes information with respect to compensation paid and accrued by the Company for services rendered in all capacities to the Company during the fiscal years ended December 31, 2000, 1999 and 1998 for the Chief Executive Officer and Chief Operating Officer of the Company. Matthew J. Gould served as Chief Executive Officer from 1989 to December 1999. Jeffrey Fishman was elected Chief Operating Officer in December 1999. No executive officer of the Company other than Matthew J. Gould and Jeffrey Fishman, received, directly or indirectly, annual compensation in 2000, 1999 or 1998 in excess of $100,000.



                                 Annual Compensation
                     ------------------------------------------
                                                                      Long Term
                                                                   Compensation
                                                                   ------------

                                                          Other            Annual                    Stock
Name and Principal                                        Compen-         Options/                 All Other
   Position           Year      Salary $         Bonus $  sation $(3)     Shares(#)              Compensation $
------------------    ----      --------         -------  -----------     ---------              ---------------

Matthew J. Gould (1)  2000            -            -         -               4,250                      -
  President and       1999      160,000            -         -               5,000                 10,971 (4)
  Chief Executive     1998      147,500            -         -               4,500                 10,114 (4)
  Officer
Jeffrey Fishman (2)   2000      200,000            -         -               4,250                 25,500 (5)
   President and      1999       13,846            -         -                  -                       -
   Chief Operating    1998            -            -         -                  -                       -
   Officer
----------------


(1) Mr. Gould, resigned as President and Chief Executive Officer of the Company effective December 6, 1999. He continues to serve the Company as a Senior Vice President. Fredric H. Gould, who has served as Chairman of the Board of the Company since 1989, was elected Chief Executive Officer on December 6, 1999. He did not receive any compensation from the Company in 2000, 1999 or 1998, other than stock option grants (see "Stock Information" below). Reference is made to the caption "Certain Relationships and Related Transactions" for a discussion of fees paid to a company controlled by the Chief Executive Officer.

(2) Mr. Fishman was elected President and Chief Operating Officer effective December 6, 1999.

(3) The Company does not have any profit sharing plan, but it does have a Stock Option Plan and a Pension Plan (see below). The only other type of Other Annual Compensation for Mr. Fishman was in the form of perquisites and was less than the level required for reporting.

(4) The only type of Other Compensation for Matthew J. Gould was reimbursement to REIT Management Corp., an affiliated entity, for an allocated portion of his pension expense.

(5) The only type of Other Compensation for Jeffrey Fishman was the Company's contribution to the Company's pension plan.

One Liberty Pension Plan

         The Company has a non-contributory defined contribution Pension Plan covering employees. The Pension Plan is administered by Fredric H. Gould, Simeon Brinberg and David W. Kalish (Messrs. Brinberg and Kalish being non-director officers of the Company). Annual contributions are based on 15% of an employee's annual earnings, not to exceed $25,500 per employee. Partial vesting commences one year after employment, increasing annually until full vesting is achieved at the completion of five years of employment. The method of payment of benefits to participants upon retirement is determined solely by the participant, who may elect a lump sum payment or the purchase of an annuity, the amount of which is determined primarily by the amount of contributions. For the year ended December 31, 2000, $25,500 was contributed for the benefit of Jeffrey Fishman with 2000 being his first credited year of service. One other officer of the Company participates in the Pension Plan, but his annual compensation is less than $100,000.

Stock Option Information

         The Company's directors adopted a stock option plan on October 16, 1989 covering 225,000 shares ("1989 Plan") and a stock option plan on December 6, 1996 covering 125,000 shares ("1996 Plan"). In March 2001, the Board of Directors approved an increase in the number of the shares covered by the 1996 Plan to 225,000 shares. Both plans were initially approved by stockholders and the amendment to the 1996 Plan is being presented for approval by stockholders at the Annual Meeting. Options are granted at per share exercise prices at least equal to the fair market value on the date of grant (i.e., the closing price of the Company's Common Stock on the date of grant). Neither the 1989 Plan nor the 1996 Plan provides for stock appreciation rights. No additional options can be granted under the 1989 Plan.

Options Granted in 2000


            The following table sets forth information concerning the grant of stock options in 2000 to the Company's Chairman and Chief Executive Officer and President and Chief Operating Officer.




                                                          Individual  Grants
                          ----------------------------------------------------------------------------------

                                                                                        Potential Realizable
                                          % of Total                                      Value at Assumed
                                           Options                                      Annual Rates of Stock
                                           Granted      Exercise or                    Price Appreciation For
                            Options     to Employees    Base Price                        Option Term (3)
Name                      Granted (2)  in Fiscal Year    ($/sh)    Expiration Date        5%          10%
----                      -----------  --------------   ---------- ---------------      ------      ------

Fredric H. Gould (1)        4,250          8.6%          11.125        3/22/05          $2,781      $5,563
Jeffrey Fishman (1)         4,250          8.6%          11.125        3/22/05          $2,781      $5,563


(1) On December 6, 1999 Fredric H. Gould, who has been Chairman of the Board since June, 1989, was elected Chief Executive Officer. Jeffrey Fishman was elected President and Chief Operating Officer on December 6, 1999.

(2) Options were granted on March 23, 2000.

(3) These amounts, based on assumed appreciation rates of 5% and 10% prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible appreciation of the Company's stock price. These numbers do not take into account certain provisions of the options providing for termination of the options following termination of employment, non-transferability or phased-in vesting. The Company did not use an alternate formula for a grant date valuation as it is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.


Stock Options Exercised and Fiscal Year End Option Values in 2000

No options were exercised in 2000. The following table sets forth the number and value of unexercised options held by the Company's Chief Executive Officer and President and Chief Operating Officer at December 31, 2000.


                                                         Number of Securities          Value of Unexercised
                                                       Underlying  Unexercised          In-the-Money Options
                             Shares                   Options at Fiscal Year End       at Fiscal Year End (2)
                            Acquired        Value     --------------------------       ----------------------
Name                       on Exercise    Realized    Exercisable  Unexercisable    Exercisable    Unexercisable
----                       -----------    ----------- -----------  -------------    -----------    -------------

Fredric H. Gould (1)              -           -        11,438         6,812              -               -
Jeffrey Fishman    (1)            -           -         1,063         3,187              -               -
-----------

 (1) Fredric H. Gould , who has been Chairman of the Board since June, 1989, was elected Chief Executive Officer on December 6, 1999. Jeffrey Fishman was elected President and Chief Operating Officer on that date.

 (2)        Based on the closing price of the  Company's  Common Stock on December 31, 2000,  which was $10.875 per share,  none of the outstanding options is in-the-money.


                                PERFORMANCE GRAPH

The following graph assumes $100.00 was invested on December 31, 1995 in the Company's Common Stock, the S&P 500 Stock Index, and two peer group indexes consisting of American Stock Exchange Market Value and publicly traded equity REIT's. The cumulative total shareholder return is computed assuming reinvestment of dividends. In this Proxy Statement the Company has replaced the publicly traded hybrid REIT Index with the American Stock Exchange Market Value Index because the Company is an equity REIT and not a hybrid REIT, and in the judgment of the Company's Management, the American Stock Exchange Market Value Index provides a more meaningful comparison of the Company's performance.




















                             CUMULATIVE TOTAL RETURN

                                 12/95       12/96         12/97         12/98            12/99             12/00
                                 -----       -----         -----         -----            -----             -----

One Liberty Properties, Inc.    100.00      109.40        130.81        124.40           143.08            133.11
S&P 500                         100.00      122.96        163.98        210.84           255.22            231.98
AMEX Market Value               100.00      101.59        127.06        136.38           174.22            179.02
NAREIT Equity                   100.00      135.27        162.67        134.20           128.00            161.74



                    APPROVAL OF AMENDMENT TO INCREASE SHARES
                        UNDER THE 1996 STOCK OPTION PLAN
                                    (ITEM 2)

         On March 9, 2001, the Company's Board of Directors amended the Company's 1996 Stock Option Plan (the "1996 Plan") to increase the number of shares of Common Stock available under the Plan by 100,000 shares. The total number of shares available under the Plan is 225,000 shares after the amendment and was, prior to the amendment, 125,000 shares. The amendment increasing the number of shares under the 1996 Plan is subject to approval of the Company's stockholders. The reasons for the amendment to the 1996 Plan include:

- The Company's Board of Directors believes that the Company must have shares available for the grant of options in order to attract and retain key employees, officers and directors to the Company.

- Options provide an incentive on the part of officers and other employees, as well as directors, to improve the Company's performance;

- The grant of options aligns the goals of the optionees with those of the stockholders.

         The Company currently has two stock option plans. They are the 1989 Plan and the 1996 Plan. The number of shares available under the Plans are shown in the following table:


                                    1989 PLAN    1996 PLAN          TOTAL
                                    ---------    ---------          -----

Shares authorized                    225,000     225,000 (1)       450,000
Shares subject to outstanding
  options                             95,000     182,500 (2)       277,500 (3)
Shares previously issued upon
  exercise of options                130,000           0           130,000
Shares available for option
  grants                                   0      42,500            42,500


(1) Includes shares added by the amendment being submitted to stockholders for approval.

(2)      Includes options granted in March, 2001 after amendment of the Plan.

(3) Any options granted under the 1989 Plan which expire or terminate, without exercise, will no longer be available for grant.

         There is described below the Company's 1996 Stock Option Plan as currently in effect and as it will be in effect after the amendment which solely increases the number of shares of Common Stock available for grants.



         General. On December 6, 1996, The Company's Board of Directors adopted the Company's 1996 Stock Option Plan and the Company's stockholders approved the Plan on June 6, 1997. The Plan provides for the granting of options to employees, officers and directors of the Company, and consultants to the Company. Under the 1996 Plan, the Board, may grant either Incentive Stock Options (those which qualify for favorable federal income tax treatment under the Internal Revenue Code) and options which do not qualify as Incentive Stock Options ("nonstatutory options").

         Shares Available for Issuance. A maximum of 225,000 shares of Common Stock after the amendment, and 125,000 shares of the Company's Common Stock prior to the amendment, are available for issuance upon the exercise of options granted under the 1996 Plan. The number of shares available under the 1996 Plan, the number of shares subject to outstanding options, and the exercise price per share of such options are subject to adjustment on account of stock dividends, stock splits, mergers, consolidations, recapitalizations, combinations or exchanges of stock, or other similar occurrences effecting a change in the outstanding shares without the receipt of additional consideration by the Company. If any option under the Plan terminates or expires, the shares allocable to the unexercised portion of the option will again be available for purposes of the 1996 Plan.

         Administration. The Compensation Committee of the Board of Directors is responsible for administering the 1996 Plan. The Committee has full authority, subject to the terms of the 1996 Plan, to make all determinations under the 1996 Plan, but the selection of optionees, the timing of option grants, the exercise price and the number of shares subject to option shall be determined either by the Board of Directors or by a Committee consisting solely of two or more "non-employee directors". The members of the Committee may receive options under the 1996 Plan, but options may be granted to such persons only by action of the full Board of Directors.

         Eligibility. Employees, officers and directors of the Company are eligible to receive incentive stock options and nonstatutory stock options under the 1996 Plan. Consultants are only eligible to receive nonstatutory stock options.

         Exercise Price. The 1996 Plan provides that the exercise price under each incentive stock option shall be no less than 100% of the fair market value of the shares of Common Stock on the day the option is granted. The exercise price for each nonstatutory stock option granted under the 1996 Plan will be the price established by the Board of Directors or the Compensation Committee, as appropriate, but not less than the per share par value. The exercise price of an option is to be paid in cash or by any other means which the Committee determines is consistent with the purposes of the Plan and applicable laws and regulations.

         Transferability. Incentive Stock Options are not assignable or transferable other than by will and the laws of descent and distribution. All nonstatutory options granted under the 1996 Plan may be assigned or otherwise transferred (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order, (iii) to the spouse, children, grandchildren or parents of the optionee ("Qualifying Relatives") or any trust created for the benefit of the optionee or any Qualifying Relative, or (iv) to any partnership or limited liability company in which an optionee or a Qualifying Relative is a partner or member.

         Exercise. Generally, except as otherwise specified by the Board of Directors or Committee, the duration of each option will be five to six years from the date of the grant. Generally, options will not be exercisable for six months following the date of grant. After six months, the optionee may exercise the option for up to 25% of the shares subject to the option and each year thereafter the optionee may exercise the option for up to an additional 25% of the shares subject to the option on a cumulative basis. In no event will any option be exercisable later than ten years from the date of grant of the option.

         Effect of Termination of Services. If an optionee's employment or provision of services as a non-employee director is terminated because of the optionee's death, options held by the optionee may be exercised by the person designated in the optionee's will or the optionee's proper legal representative for a period of one year following the optionee's death. Generally speaking, if an optionee's employment or provision of services as a non-employee director, as the case may be, is terminated for a reason other than death, options held by the optionee may be exercised for a period of three months following the termination. If the termination is by the Company for cause, or a breach of any employment or confidentiality agreement, any options held by the optionee will terminate immediately. In each case options may be exercised only to the extent exercisable on the date of termination of employment or provision of services as a non-employee director, and in no event is an option exercisable after the termination date specified in the option grant.

         Change of Control. In the event of a "trigger event", options granted under the 1996 Plan will be fully exercisable for sixty days following the date of the trigger event. A trigger event is (i) the date shares of Common Stock are first purchased pursuant to a tender or exchange offer, (ii) the date the Company acquires knowledge that any person or group has become the beneficial owner of shares of the Company entitling the person or group to vote 30% or more of the voting stock of the Company, (iii) the date during any period of two consecutive years when individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority unless the election of each new director was approved by a vote of at least two thirds of directors then in office who were directors at the beginning of such period (iv) the date of approval of a merger where the stockholders of the Company immediately prior to the merger do not beneficially own immediately after the merger 80% or more of the voting stock of the entity surviving the merger; or (v) sale or disposition of substantially all the assets of the Company.

         Term of the 1996 Plan; Amendment. The 1996 Plan will terminate on December 5, 2006, ten years from the date the 1996 Plan was adopted by the Board of Directors. Any options outstanding after the termination of the 1996 Plan will remain in effect in accordance with their terms. The Board of Directors may amend the 1996 Plan, except that the Board may not without consent of an optionee affect the optionee's rights under a previously granted option and stockholder approval must be sought if required under Section 422 of the Internal Revenue Code.

Federal Income Tax Consequences

         Incentive Stock Options. An optionee will not realize taxable compensation income upon the grant of an incentive stock option under the 1996 Plan. In addition, an optionee will not realize taxable compensation income upon the exercise of an incentive stock option if the optionee holds the shares of Common Stock acquired until at least one year after exercise and, if later, until two years after the date of grant of the option. The amount by which the fair market value of the shares exceeds the option price at the time of exercise generally is an item of tax preference for purposes of the alternative minimum tax. If an optionee acquires shares of Common Stock through the exercise of an incentive stock option under the 1996 Plan and subsequently sells the shares of Common Stock after holding the shares for the period described above, the gain which is the difference between the sale price of the shares of Common Stock and the option exercise prices will be taxed as capital gain. The gain will not be treated as compensation income except when the holding period requirements discussed above are not satisfied.

         An incentive stock option does not entitle the Company to an income tax deduction except to the extent that an optionee realizes compensation income therefrom.

         Nonstatutory Options. An optionee will not realize taxable compensation income upon the grant of a nonstatutory stock option. When an optionee exercises a nonstatutory stock option, the optionee will realize taxable compensation income at that time equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise. If, however, an optionee is subject to Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act") (i.e., the optionee is an officer, director or ten percent stockholder of the Company) and the option does not fall within the exemption provided by Section 16(b), the optionee will not realize taxable compensation income until six months after he or she exercises the nonstatutory stock options. In such event, the amount of the optionee's compensation income will equal the difference between the option price and the fair market value of the stock on the date immediately preceding the sixth month anniversary of the date of exercise. An optionee who is subject to Section 16(b) may, however, elect to be fully taxable at the time the optionee exercises his or her nonstatutory stock option in the same manner as an optionee who is not subject to Section 16(b).

         An optionee will generally have a basis in stock acquired through the exercise of a nonstatutory stock option under the 1996 Plan equal to the fair market value of the stock on the date of exercise. If the optionee subsequently sells the stock, the gain which is the difference between the sale price and the basis, will be taxed as capital gain.

         Any compensation income realized by an optionee upon exercise of a nonstatutory stock option will be allowable to the Company as a deduction at the time it is realized by the optionee.

         The Board of Directors recommends that stockholders vote FOR this proposal.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           The following relationships should be noted: Fredric H. Gould, Chairman of the Board and Chief Executive Officer of the Company, is Chairman of the Board and Chief Executive Officer of BRT Realty Trust ("BRT"), a General Partner of Gould Investors L.P. ("Gould") and Chairman of the Board and sole shareholder of Georgetown Partners, Inc., ("Georgetown"), managing general partner of Gould; Matthew J. Gould, President and Chief Executive Officer of the Company through December 6, 1999 and a Senior Vice President since December 6, 1999 is a Senior Vice President of BRT and President of Georgetown; and Jeffrey
A. Gould, a Director of the Company since December 6, 1999 and a Senior Vice President of the Company, is President and Chief Operating Officer of BRT and a Senior Vice President of Georgetown. In addition, David W. Kalish, Simeon Brinberg, Israel Rosenzweig and Mark H. Lundy, executive officers of the Company, are executive officers of BRT and executive officers of Georgetown. Arthur Hurand is a director of the Company and a trustee of BRT.

           The Company and related entities, including Gould, occupy common office space and use certain personnel (accounting, bookkeeping and secretarial) in common. In 2000, $271,711 of common general and administrative expenses, including rent, telecommunication services, computer services, bookkeeping, secretarial and other clerical services and legal and accounting services, were allocated to the Company. This amount includes $23,659 and $34,543 allocated to the Company for legal services and accounting services performed by Simeon Brinberg and David W. Kalish, respectively. The allocation of common general and administrative expenses is computed on a quarterly basis and is based on the time devoted by executive, administrative and clerical personnel to the affairs of each participating entity. In addition, in 2000, $63,974 was paid to Brinberg & Lundy, a law firm in which Messrs. Brinberg and Lundy are partners, for services rendered in the acquisition of properties. The fees paid to Brinberg & Lundy were no greater than fees which would have been paid to unaffiliated persons for comparable services.

           The Company paid a company controlled by the Chairman of the Board and Chief Executive Officer and certain officers of the Company mortgage brokerage fees totaling $200,000 during the year ended December 31, 2000 relating to mortgages placed on three of the Company's properties. During the year ended December 31, 2000, this company was paid a brokerage fee of $300,000 relating to the sale of the Total Petroleum properties and was also paid a $4,000 fee for supervision of repair work at a property owned by the Company. All fees paid to this company were no greater than fees which would have been paid to unaffiliated persons for comparable services.

           During December 1999 and in 2000, the Company made three loans aggregating $240,000 to Jeffrey Fishman, President and Chief Operating Officer of the Company. These loans were made for the express purpose of providing funds to Mr. Fishman for the purchase of shares of Common Stock of the Company in the open market and was agreed to by the Company in the negotiations pertaining to Mr. Fishman's employment by the Company as its President and Chief Operating Officer. He was elected President and Chief Operating Officer on December 6, 1999. The largest amount outstanding by Mr. Fishman to the Company in 2000 was $240,000 and the indebtedness matures in December, 2004. The loans, which bear interest at the prime rate (interest has been paid on a current basis) are secured by the shares of the Company purchased with the proceeds and are personally guaranteed by Mr. Fishman and his wife.

            RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
                                    (ITEM 3)

     The Board of Directors has appointed Ernst & Young LLP as the independent auditors to examine the accounts of the Company for the 2001 fiscal year. Ernst & Young LLP has been serving the Company in this capacity for twelve years. A member of Ernst & Young LLP is expected to be in attendance at the Annual Meeting with the opportunity to make a statement and respond to questions.

     The Board of Directors recommends that stockholders vote FOR ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2001. In the event that ratification of the Board of Director's selection of auditors is not approved by the affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the meeting, the selection of independent auditors will be reconsidered by the Board of Directors.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of three independent directors and operates under a written charter adopted by the Board and attached hereto as Exhibit A. The Committee is appointed by the Board to assist the Board in its oversight function by monitoring, among other things, the Company's financial reporting process and the independence and performance of the Company's independent auditors and internal accounting department. It is the responsibility of executive management of the Company to prepare financial statements in accordance with generally accepted accounting principles and of the Company's independent auditors to audit those financial statements.

In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's year end consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. In addition the Committee meets to review the unaudited quarterly financial statements prior to filing the Form 10-Q with the Securities and Exchange Commission and issuance of the quarterly earnings press release. The Committee discusses with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committee).

In addition, the Committee has discussed with the independent auditors, the auditor's independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). Further, the Committee has reviewed the auditor's fees, both for performing the audit and non-audit fees, considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditor's independence and concluded that it is compatible.

Further, the Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Each of the members of the Audit Committee is independent as defined under the listing standards of the American Stock Exchange. The Committee recommended to the Board and the Board has approved, subject to stockholder approval, retention of Ernst & Young LLP as independent auditors for 2001.

                           Charles Biederman, Chairman
                           Joseph A. Amato
                           James J. Burns

Disclosure of Auditor Fees

The following is a description of the fees billed to the Company by Ernst & Young LLP during the year ended December 31, 2000:

- Audit Fees - Audit fees paid and/or billed to the Company in connection with review and audit of the Company's annual financial statements for the year ended December 31, 2000 and review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q during the year ended December 31, 2000 totaled approximately $67,000.

- All other fees - Fees billed to the Company by Ernst & Young LLP during the year ended December 31, 2000 for all non-audit services rendered to the Company (which consisted of tax related services and accounting services in connection with acquisitions and potential acquisitions) totaled approximately $31,100.

- No fees were paid to Ernst & Young LLP for financial information systems design and implementation.






                             ADDITIONAL INFORMATION

As of the date of this Proxy Statement, the Company does not know of any business that will be presented for consideration at the Annual Meeting other than the items referred to in the Notice of the Meeting. If any other matter is properly brought before the meeting for action by stockholders, the holders of the proxies will vote and act with respect to the business in accordance with their best judgment. Discretionary authority to do so is conferred by the enclosed proxy.

Great Neck, N.Y.                            By order of the Board of Directors
April  26, 2001                             Mark H. Lundy, Secretary

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                          ONE LIBERTY PROPERTIES, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


Composition:
------------
The Board of Directors annually elects, by majority vote of the directors then in office, the members, not fewer than three in number, of the Audit Committee. The Board shall designate one member to serve as chairman of the Committee. All members of the Audit Committee shall be independent non-executive directors who are able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, and at least one member of the Committee shall have past employment experience in finance or accounting, or requisite professional certification in accounting or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

Functions
And Authority:    The functions and authority of the Audit Committee include:
-------------
o Meeting periodically with the Company's independent auditor to review the scope of the annual audit, policies relating to internal accounting and auditing procedures and controls, and the completed annual audit including any comments or recommendations of the auditor.

o Reviewing with the Company's counsel legal matters that may have a material impact on the financial statements, the Company's compliance with applicable laws and regulations and any material reports or inquiries received from regulators or governmental agencies.

o Meeting at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

o Reviewing prior to filing the Company's annual report on Form 10-K.

o Recommending to the Board each year the selection of the Company's independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

o Evaluating together with the Board the performance of the Company's independent auditor and, if so determined by the Audit Committee, recommending that the Board replace the independent auditor.

o Receiving periodic reports from the independent auditor regarding the auditor's independence, discussing such reports with the independent auditor, and if so determined by the Audit Committee, recommending that the Board take appropriate action to satisfy itself of the independence of the auditor.

o Approving professional non-audit services provided by the independent auditor, giving consideration to the possible effect of providing such non-audit services on the auditor's independence.

o Reviewing the range of fees of the auditor for both audit and non-audit services.

o Reviewing the programs maintained by the Company with respect to compliance with law and applicable regulations.

o Annually prepare a report to stockholders as required by Securities and Exchange Commission rules and regulations. The report shall be included in the Annual Proxy Statement.

o Reviewing the charter on an annual basis and recommending to the Board appropriate modifications or additions hereto. Have the charter set forth in the Company's proxy statement at least once every three years.

Meetings: The Audit Committee meets two times each year in March and October or more frequently as circumstances dictate.

While the Audit Committee has the responsibilities and power set forth in the Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principals. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                          ONE LIBERTY PROPERTIES, INC.
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 11, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 PREFERRED STOCK

         The undersigned hereby appoints FREDRIC H. GOULD AND MARK H. LUNDY, as Proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of $16.50 Cumulative Convertible Preferred Stock of One Liberty Properties, Inc. held of record by the undersigned on April 20, 2001 at the Annual Meeting of Stockholders to be held on June 11, 2001 or any adjournments thereof.

                        (TO BE SIGNED ON REVERSE SIDE)
-----------------------------------------------------------------------
TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES (776-9437) and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS              _________

                           1.      Election of three Directors
                           |_| FOR THE NOMINEES   |_|     WITHHOLD AUTHORITY TO
                                                          VOTE FOR NOMINEE
                           Nominees: Joseph A. Amato, Jeffrey A. Gould,
                                     Matthew J. Gould
                           |_| INSTRUCTIONS: To withhold authority to vote for a nominee, place an "X" in the "Withhold Authority" box and strike a line through the nominee's name.

For Against Abstain        2.      Amendment to the 1996 Stock Option Plan.
|_|  |_|     |_|

For Against Abstain        3.      Appointment of Ernst & Young LLP as
                                   independent  auditors for the year ending
                                   December 31, 2001
|-|  |-|     |-|

                           4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE:

                    Dated:  ________________________________, 2001

                    ________________________________________L.S.
                    ________________________________________L.S.

                   (NOTE: PLEASE SIGN EXACTLY, AS YOUR NAME  APPEARS HEREON.
                    EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD INDICATE WHEN SIGNING, GIVING FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, EXECUTE IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF SHARES ARE HELD IN THE NAME OF TWO OR MORE PERSONS, ALL SHOULD SIGN.)

                          ONE LIBERTY PROPERTIES, INC.
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 11, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                  COMMON STOCK

         The undersigned hereby appoints FREDRIC H. GOULD AND MARK H. LUNDY, as Proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock, $1.00 par value per share, of One Liberty Properties, Inc. held of record by the undersigned on April 20, 2001 at the Annual Meeting of Stockholders to be held on June 11, 2001 or any adjournments thereof.

                        (TO BE SIGNED ON REVERSE SIDE)
-----------------------------------------------------------------------
TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES (776-9437) and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS              _________

            1.      Election of three Class 3 Directors
                           |_| FOR THE NOMINEES   |_|     WITHHOLD AUTHORITY TO
                                                          VOTE FOR NOMINEE
                           Nominees: Joseph A. Amato, Jeffrey A. Gould,
                                     Matthew J. Gould
                           |_| INSTRUCTIONS: To withhold authority to vote for a nominee, place an "X" in the "Withhold Authority" box and strike a line through the nominee's name.

For Against Abstain        2.      Amendment to the 1996 Stock Option Plan.
|_|  |_|     |_|

For Against Abstain        3.      Appointment of Ernst & Young LLP as
                                   independent  auditors for the year ending
                                   December 31, 2001
|-|  |-|     |-|

                           4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE:

                    Dated:  ________________________________, 2001

                    ________________________________________L.S.
                    ________________________________________L.S.

                   (NOTE: PLEASE SIGN EXACTLY, AS YOUR NAME  APPEARS HEREON.
                    EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD INDICATE WHEN SIGNING, GIVING FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, EXECUTE IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF SHARES ARE HELD IN THE NAME OF TWO OR MORE PERSONS, ALL SHOULD SIGN.)

                           ONE LIBERTY PROPERTIES, INC.
                         60 Cutter Mill Road - Suite 303
                              Great Neck, NY 11021






April 26, 2001




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

There is transmitted herewith pursuant to Edgar definitive proxy statement and form of proxy in the form in which such material is being furnished to the security holders of One Liberty Properties, Inc., commencing April 26, 2001.

Very truly yours,

ONE LIBERTY PROPERTIES, INC.



s/ Simeon Brinberg
------------------
Vice President

SB/lm
Enclosure